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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statement of ACT Manufacturing, Inc. and subsidiaries on Form S-3 filed on October 22, 1999 and Registration Statements No. 33-91964, No. 333-36751 and No. 333-84231 on Form S-8 of our report dated October 15, 1999 appearing in this Current Report on Form 8-K dated October 22, 1999.




/s/ Deloitte & Touche LLP

Boston, Massachusetts
October 22, 1999